Exhibit 23


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement of Techedge, Inc. on Form S-8 of our report dated April 28, 2003 of our audit of the financial statements of Techedge, Inc. as of year ended December 31, 2002 with respect to its balance sheet, which report was included in Form 10-KSB as amended to date.




                                                     /s/ Sherb & Co., LLP
                                                     --------------------
                                                     SHERB & CO., LLP


New York, New York
June 5, 2003

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